                                                                   EXHIBIT 10.25

                      NORTHPOINT COMMUNICATIONS GROUP, INC.


                  SERIES D-1 PREFERRED STOCK PURCHASE AGREEMENT


                           DATED AS OF ________, 1999

                      NORTHPOINT COMMUNICATIONS GROUP, INC.
                  SERIES D-1 PREFERRED STOCK PURCHASE AGREEMENT


         This AGREEMENT is made as of ________, 1999, by and between NorthPoint Communications Group, Inc., a Delaware corporation (the "COMPANY") and _________, a ________ corporation (the "INVESTOR").

                                   RECITALS

         WHEREAS, the Investor is willing to purchase and the Company is willing to sell to the Investor an aggregate of ______ shares of Series D-1 Preferred Stock, par value $0.001 per share (with rights and preferences substantially identical to the Series D Preferred Stock except that Series D-1 Preferred Stock shall be nonvoting and be convertible into a nonvoting class of Common Stock) (the "SERIES D-1 PREFERRED STOCK"); and

         WHEREAS, the Company and the Investor wish to set forth the terms and conditions upon which the Company will sell, and the Investor will purchase, shares of Series D-1 Preferred Stock.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained, the Company and the Investor hereby agree as follows:


                                    SECTION 1
                           Purchase and Sale of Shares
                           ---------------------------

         1.1 Authorization of Shares. The Company has authorized the issuance of
             ------------------------
shares of its Series D-1 Preferred Stock, having the rights, preferences, privileges and restrictions as set forth in the Company's Second Amended and Restated Certificate of Incorporation (the "AMENDED CERTIFICATE OF INCORPORATION") attached to this Agreement as Exhibit A, sufficient to meet the purposes of Section 1.2.

         1.2 Sale of the Stock. Subject to the terms and conditions hereof, the
             -----------------
Company will issue and sell to the Investor, and the Investor will purchase from the Company, at the Closing, an aggregate of ______ shares of Series D-1 Preferred Stock (the "SHARES") for the aggregate purchase price of $_________.

         1.3 Closing.
             -------

                  (a) The purchase and sale of the Shares shall take place at a closing (the "CLOSING") to be held at the offices of Latham & Watkins, 505 Montgomery Street, Suite 1900, San Francisco, CA 94111, on the date hereof.

                  (b) On the date of the Closing (the "CLOSING DATE"), subject to the conditions stated herein, the Company will deliver to the Investor stock certificates representing the Shares to be purchased by the Investor against payment to the Company of the purchase price therefor by wire transfer in federal or other immediately available funds.


                                    SECTION 2

                  Representations and Warranties of the Company
                  ---------------------------------------------

         The Company hereby represents and warrants to the Investor, subject to the exceptions specifically disclosed in writing in the disclosure letter supplied by the Company to the Investor dated as of the date hereof (the "DISCLOSURE LETTER") and certified by a duly authorized officer of the Company, as follows:

         2.1 Organization, Good Standing and Qualifications. Each of the Company
             ----------------------------------------------
and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own or lease its properties and conduct its business as currently conducted, and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary except where the failure to be so qualified would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT"). The outstanding shares of capital stock of each of its subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, and are owned by the Company free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in such subsidiaries are outstanding.

         2.2 Valid Issuance, Authority. The Shares, when issued and sold to the
             -------------------------
Investors as provided herein, and the Class B Common Stock, Series D Preferred Stock and Common Stock issuable upon conversion of the Shares when issued pursuant to the Amended Certificate of Incorporation will be duly and validly issued, fully paid and nonassessable. The Company has all requisite right, power and authority to enter into this Agreement and the Rights Agreement (as defined below), to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Rights Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and, no other proceedings are necessary to authorize this Agreement and the Rights Agreement or to consummate the transactions contemplated hereby and thereby. This Agreement and the Rights Agreement have been duly executed and delivered by the Company and constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms. Except as set forth in the Rights Agreement, the sale of the Shares and the subsequent conversion of the Shares into Series D Preferred, Class B Common and Common Stock are not and will not be subject to any preemptive rights, rights of first refusal or rights of participation that have not been properly waived or complied with.

         2.3 No Conflict. The execution and delivery of this Agreement and the
             -----------
Rights Agreement by the Company do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation, modification or acceleration of any obligation under (i) any provision of the Amended Certificate of Incorporation and Amended and Restated Bylaws of the Company or any subsidiary, (ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise or license to which the Company or any subsidiary or any of their respective properties or assets are subject, or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any subsidiary or their respective properties or assets.

         2.4 Company Capital Structure.
             -------------------------

                  (a) As of __________, the authorized capital stock of the Company consists of _________ shares of authorized Common Stock, $0.001 par value, of which ________ shares are issued and outstanding, and of which _________ shares are designated as Class B Common Stock, none of which are outstanding, and _________ shares of Preferred Stock, $0.001 par value, of which _________ shares are designated as Series B Preferred Stock, _________ of which are outstanding, _________ shares are designated as Series C Preferred Stock, _________ of which are outstanding, _________ shares are designated as Series D Preferred Stock, none of which are outstanding, and _________ shares are designated as Series D-1 Preferred Stock, _________ of which are outstanding (collectively, the "COMPANY CAPITAL STOCK"). Except as provided in the Rights Agreement, all outstanding shares of Company Capital Stock are duly authorized, validly issued, fully paid and non-assessable, are not subject to preemptive rights created by statute, the Amended Certificate of Incorporation or Amended and Restated Bylaws of the Company or any agreement to which the Company is a party or by which it is bound and have been issued in compliance with federal and state securities laws. The Company has no other capital stock authorized, issued or outstanding.

                  (b) Except as described in the Disclosure Letter, the Company has never adopted or maintained any stock option plan or other plan providing for equity compensation of any person. The Company has issued warrants to purchase _________ shares of Common Stock, all of which are outstanding, which warrants are described in the Disclosure Letter. Except as described in this
Section 2.4(b) or in the Disclosure Letter, there are no options, warrants, calls, rights, commitments or agreements of any character, written or oral, to which the Company is a party or by which it is bound obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company.

         2.6 No Material Changes. Since December 31, 1998, there has not been
             -------------------
any materially adverse change in the business, properties, financial condition or results of operations of the Company or its subsidiaries, whether or not arising from transactions in the ordinary course of business, and since such date, except in the ordinary course of business, neither the Company nor its subsidiaries has entered into any material transaction not disclosed in the Disclosure Letter.

         2.7 Intellectual Property. To the knowledge of the Company, the Company
             ---------------------
or its subsidiaries own and possess or are licensed under all patents, patent applications, licenses, trademarks, trade secrets, trade names, brand names, inventions and copyrights or other proprietary rights ("INTELLECTUAL PROPERTY") employed in the operation of their respective businesses as currently conducted, and, to the knowledge of the Company, with no infringement of or conflict with the rights of others respecting any of the same. Neither the Company nor any subsidiary has received any communications alleging that the Company or any subsidiary has violated any of the Intellectual Property of any other person or entity. Reasonable security measures have been taken by the Company and its subsidiaries to protect the secrecy, confidentiality and value of the Company's and its subsidiaries' trade secrets, including their respective know-how, technology, concepts and other technical data for the development, processing, manufacture and sale of its products. Each employee of and consultant to the Company or its subsidiaries has executed an invention assignment and confidentiality agreement with the Company or its subsidiaries.

                                    SECTION 3

                 Representations and Warranties of the Investor
                 ----------------------------------------------

         The Investor hereby represents and warrants to the Company that:

         3.1 Investment Representations and Covenants.
             ----------------------------------------

                  (a) Investor represents that the Shares to be received will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that it has no present intention of selling, granting any participation in or otherwise distributing the same.

                  (b) Investor understands and acknowledges that the offering of the Shares pursuant to this Agreement will not, and any issuance of Series D Preferred Stock, Class B Common Stock or Common Stock on conversion thereof may not, be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt pursuant to Section 4(2) of the Securities Act, and that the Company's reliance on such exemption is predicated in part on the Investor's representations set forth herein.

                  (c) Investor represents that it is experienced in evaluating companies such as the Company, is able to fend for itself in transactions such as the one contemplated by this Agreement, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its prospective investment in the Company and is able to afford a complete loss of its investment. The Company acknowledges that the foregoing representation shall not limit the right of the Investor to rely on the representations of the Company set forth in Section 2 hereof.

                  (d) Investor acknowledges and understands that the Shares and any Series D Preferred Stock, Class B Common Stock and Common Stock acquired upon the conversion thereof, must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available, and that, except as otherwise provided in the Rights Agreement, the Company is under no obligation to register either the Shares or Series D Preferred Stock, Class B Common Stock and Common Stock issuable upon conversion thereof.

                  (e) Investor acknowledges that it has reviewed Rule 144 promulgated under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. Investor understands that before the Shares, or any Series D Preferred Stock, Class B Common Stock and Common Stock issued upon conversion thereof, may be sold under Rule 144, the following conditions must be fulfilled, except as otherwise described below: (i) certain public information about the Company must be available; (ii) the sale must occur at least one year after the later of the date the Shares were sold by the Company or the date they were sold by an affiliate of the Company; (iii) the sale must be made in a broker's transaction; and (iv) the number of Shares sold must not exceed certain volume limitations. If, however, the sale occurs at least two years after the Shares were sold by the Company or an affiliate of the Company, and if the Investor is not an affiliate of the Company, the foregoing conditions will not apply.

                  (f) Investor acknowledges that in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or compliance with another exemption from registration will be required for any disposition of its stock. Investor understands that although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

                  (g) Investor covenants that, in the absence of an effective registration statement covering the stock in question, it will sell, transfer or otherwise dispose of the Shares and any Series D Preferred Stock, Class B Common Stock and Common Stock issued on conversion thereof only in a manner consistent with its representations and covenants set forth in this Agreement and the Rights Agreement. In connection therewith such Purchaser acknowledges that the Company shall make a notation on its stock books regarding the restrictions on transfer set forth in this Agreement and the Rights Agreement and shall transfer shares on the books of the Company only to the extent not inconsistent therewith.

                  (h) Investor represents that it is an "ACCREDITED INVESTOR" as such term is defined in Rule 501(a) under the Securities Act.

         3.2 No Public Market. Investor understands that no public market now
             ----------------
exists for any of the securities issued by the Company and there is no assurance a public market will be created.

         3.3 Domicile. Investor is domiciled in the state set forth at its
             --------
address in Section 8.4.

         3.4 Authority. Investor has all requisite right, power and authority to
             ---------
enter into this Agreement and the Rights Agreement, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Rights Agreement by the Investor, and the consummation by the Investor of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Investor and, no other proceedings are necessary to authorize this Agreement and the Rights Agreement or to consummate the transactions contemplated hereby and thereby. This Agreement and the Rights Agreement have been duly executed and delivered by the Investor and constitute legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with their respective terms.

         3.5 No Conflict. The execution and delivery of this Agreement and the
             -----------
Rights Agreement by the Investor do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation, modification or acceleration of any obligation under (i) any provision of the organizational documents of the Investor, (ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise or license to which the Investor or any of its properties or assets are subject, or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Investor or its properties or assets, except in the case of (ii) and
(iii) for any of the foregoing that in the aggregate would not have a material adverse effect on Investor.


                                    SECTION 4

          Conditions of Investor's and Company's Obligations at Closing
          -------------------------------------------------------------

         4.1 Conditions. There shall be no conditions to the obligations of the
             ----------
Investor to purchase the Shares or of the Company to sell the Shares to the Investor at the Closing except for the deliveries set forth in Section V and the fulfillment on or before the Closing of each of the following conditions:

                  (a) Performance. The Investor and the Company shall have
                      -----------
performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before Closing.

                  (b) Securities Law Compliance. The Company shall have obtained
                      -------------------------
all necessary permits and qualifications, if any, required by any state or country or secured an exemption therefrom, for the offer and sale of the Shares.

                  (c) No Injunction, etc. No preliminary or permanent injunction
                      ------------------
or other binding order, decree or ruling issued by a court or governmental agency shall be in effect which shall have the effect of preventing the consummation of the transactions contemplated by this Agreement.

                  (d) Rights Agreement. The Company, the Investor and the
                      ----------------
requisite parties required to amend the Rights Agreement shall have entered into the Rights Agreement.

                  (e) Amended Certificate of Incorporation. The Amended
                      ------------------------------------
Certificate of Incorporation shall have been filed with the Secretary of State of the State of Delaware prior to the Closing.


                                   SECTION 5

                             Deliveries at Closing
                             ---------------------

                  At the Closing, the Company or the Investor, as applicable, shall deliver the following:

         5.1 Rights Agreement. A copy of the Fifth Amended and Restated Rights
             ----------------
Agreement in substantially the form attached hereto as Exhibit B as entered into by the Company and the Investor on the date hereof (the "RIGHTS AGREEMENT") and as amended by the Company's existing stockholders prior to the Closing.

         5.2 Corporate Proceedings. Such instruments and documents reasonably
             ---------------------
requested by the Investor to confirm any approvals of the transactions contemplated hereby required by the Company's Board of Directors and stockholders.

         5.3 Amended Certificate of Incorporation. The Company shall deliver
             ------------------------------------
such copy of the Amended Certificate of Incorporation as filed with the Secretary of State of the State of Delaware prior to the Closing.

         5.4 Opinion of Counsel. A legal opinion of counsel to the Company in
             ------------------
form of Exhibit C, addressed to the Investor, dated as of the Closing.

         5.5 Payment of Purchase Price. Investor shall deliver to the Company
             -------------------------
payment for the Shares to be acquired by such Investor in the amounts set forth in Section 1.2 hereto pursuant to the wire instructions attached hereto as Exhibit D.


                                    SECTION 6

                               Investor Covenants
                               ------------------

         6.1 Restrictions on Transfer. Investor shall not, directly or
             ------------------------
indirectly, sell or transfer any Shares or any Series D Preferred Stock, Class B Common Stock or Common Stock issued upon conversion thereof for a period of one year following the earlier to occur of (i) the Closing Date or (ii) in the event the Company completes a firm commitment underwritten public offering of the Company's Common Stock pursuant to an effective registration statement under the Securities Act, which results in aggregate cash proceeds to the Company of at least $50,000,000 (net of underwriting discounts and commissions) (the "IPO"), the closing date of the IPO, except pursuant to a Change of Control (as defined below). However, Investor may sell or transfer the Shares or Series D Preferred Stock, Class B Common Stock or such Common Stock to (i) any Affiliate (as defined below) of the Investor during such one year period or (ii) any third party after such one year period, provided that such Affiliate or third party, as the case may be, agrees in writing to be bound by the obligations of this Agreement and the restrictions on transfer, including without the limitation, the "lock-up" agreement, set forth in the Rights Agreement. No such transfer shall be effective unless the transferee or assignee assumes in writing the obligations of the Investor under this Agreement. For purposes of this Section 6.1, a "CHANGE OF CONTROL" shall mean the occurrence of any of the following events: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; or (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

         6.2 Legends. Investor agrees that each certificate representing Shares,
             -------
Series D Common Stock, Class B Common Stock or any Common Stock issued upon conversion thereof be endorsed with the following restrictive legends:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO, AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH, THE TERMS OF CERTAIN AGREEMENTS AMONG THE COMPANY, THE STOCKHOLDER AND CERTAIN OTHER HOLDERS OF THE COMPANY'S STOCK, WHICH INCLUDE, WITHOUT LIMITATION, OBLIGATIONS OF RIGHTS OF FIRST OFFER, RESTRICTIONS ON TRANSFER AND ACQUISITION OF ADDITIONAL SECURITIES OF THE COMPANY, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE COMPANY.

         6.3 Standstill. For a period of three years after the Closing Date,
             ----------
Investor shall not, and shall cause each of its Affiliates (as defined below) to not, acquire beneficial ownership (as such term is defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of any securities of the Company in addition to the Shares or any Series D Preferred Stock, Class B Common and Common Stock issued upon conversion thereof, which would result in the aggregate beneficial ownership of Investor and its Affiliates of Voting Stock of the Company (as defined below) equaling or exceeding 10% of the outstanding Voting Stock of the Company. Investor or any of its Affiliates shall not purchase any securities of the Company without having given 30 days prior written notice to the Company or without having received the prior written consent of the Company. Upon notice thereof, the Company shall inform the Investor whether such purchases cause the aggregate beneficial ownership of Investor and its Affiliates to equal or exceed 10% of the outstanding Voting Stock of the Company. For the purposes of this Agreement, "Affiliate" shall mean, as to any person or entity, a person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such person or entity. For the purposes of this Agreement, "Voting Stock of the Company" shall mean, any class or series of the Company's capital stock entitled to vote in any election of directors of the Company.

                                    SECTION 7

                                Company Covenants
                                -----------------

         7.1 Periodic Reports. For a period of five years from the Closing Date,
             ----------------
upon the Investor's written request and representation to the Company that the documents described below are not publicly available through electronic means, the Company will furnish to the Investor, for so long as the Investor continues to own Shares or any Common Stock issued upon conversion thereof, copies of the Company's Forms 10-K, 10-Q and Annual Report to Shareholders, promptly after such documents are filed with the SEC, or in lieu of such reports, unaudited quarterly and audited annual financial statements of the Company, promptly after completion.

         7.2 Limitation on Sale. The Company covenants until the completion of
             ------------------
an IPO not to issue or sell any shares of Series D Preferred Stock or Series D-1 Preferred Stock to any investor at a more favorable price or upon more favorable terms (including rights, preferences, privileges and restrictions) than those set forth in the Company's Amended Certificate of Incorporation, this Agreement and the Rights Agreement without the prior written consent of the Investor. Notwithstanding the foregoing, the Company expressly reserves the right to sell shares of its Series D Preferred Stock without the prior written consent of the Investor provided that such shares shall not have been sold or issued by the Company at a more favorable price or on more favorable terms than those which are reflected in this Agreement, the Rights Agreement and the Amended Certificate of Incorporation; provided that Investor expressly acknowledges that the Series D Preferred Stock, unlike the Series D-1 Preferred Stock, has certain voting rights as set forth in the Company's Amended Certificate of Incorporation and that any issuance of Series D Preferred Stock by the Company will not be considered to be on more favorable terms solely because of the existence of such voting rights.

         7.3 HSR Filing. In the event the Investor determines that the purchase
             ----------
of the Shares hereunder has not been "solely for the purpose of investment" (as defined in Rule 801.1(i)(1) under the HSR Act (as defined below)) and the Investor determines that as a result the Company and the Investors are required to make appropriate filings with the Federal Trade Commission and Department of Justice pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), the Company and Investor agree to cooperate, to make such filings in a timely manner, and to take all other appropriate action in connection with such required filings.

                                    SECTION 8

                                  Miscellaneous
                                  -------------

         8.1 Governing Law. This Agreement shall be governed in all respects by
             -------------
the laws of the State of California as applied to agreements entered into and performed entirely in the State of California by residents thereof.

         8.2 Survival. The representations, warranties, covenants and agreements
             --------
made herein shall survive any investigation made by the Investor and the closing of the transactions contemplated hereby.

         8.3 Successors, Assigns. Except as otherwise provided herein, the
             -------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         8.4 Notices. All notices and other communications required or permitted
             -------
hereunder shall be in writing and shall be sent by facsimile or mailed by registered or certified mail, postage prepaid, return receipt requested, or otherwise delivered by hand or by messenger, addressed (a) if to Investor, at __________, addressed to the attention of __________, or (b) if to the Company, at 222 Sutter Street, San Francisco, CA 94108, addressed to the attention of Kevin Cameron, or at such other address as the Company shall have furnished to the Investor (with a copy, which shall not constitute notice, to Greg Miller, Esq., Latham & Watkins, 505 Montgomery Street, Suite 1900, San Francisco, CA 94111). If notice is provided by facsimile, it must be simultaneously confirmed via telephone and it shall be deemed to be given one day after transmission. If notice is provided by U.S. mail, notice shall be deemed to be given three days after proper deposit in a U.S. mailbox, postage prepaid.

         8.5 Expenses. The Company and the Investor shall bear their own
             --------
expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby.

         8.6 Finder's Fees. The Company and the Investor shall each indemnify
             -------------
and hold the other harmless from any liability for any commission or compensation in the nature of a finder's fee, placement fee or underwriter's discount (including the costs, expenses and legal fees of defending against such liability) for which the Company or the Investors, or any of their respective partners, employees, or representatives, as the case may be, is responsible.

         8.7 Counterparts. This Agreement may be executed in counterparts, each
             ------------
of which shall be enforceable against the party actually executing the counterpart, and all of which together shall constitute one instrument.

         8.8 Severability. In the event that any provision of this Agreement
             ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         8.9 Applicability of Standstill Provision and Voting Agreement to
             -------------------------------------------------------------
Non-Affiliate Purchasers. Without changing the respective construction of
------------------------
Section 6.3 of this Agreement, such section shall be inapplicable to non-Affiliate purchasers (with respect to the transferring Investor) who acquire any shares of Series D-1 Preferred Stock, Series D Preferred Stock, Class B Common Stock or Common Stock from an Investor.

         IN WITNESS WHEREOF, the parties have executed this Series D-1 Preferred Stock Purchase Agreement as of this ____ day of _____, 1999.


                                   NORTHPOINT COMMUNICATIONS
                                   GROUP, INC.


                                   By:____________________________________
                                   Name:
                                   Title:


                                   ____________________________


                                   By:____________________________________
                                   Name:
                                   Title:




        SIGNATURE PAGE TO SERIES D-1 PREFERRED STOCK PURCHASE AGREEMENT